SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                 Amendment No.1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                   May 23, 2003


Kaire Holdings, Inc.
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(Exact Name of Registrant as Specified in its Charter)


Delaware                           0-21384               13-3367421
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(State or Other Jurisdiction      (Commission            (IRS Employer
of Incorporation)                 File Number)           Identification No.)



8135 Clybourn Avenue, Sun Valley CA.                                   91352
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (818) 255-4996


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(Former Name or Former Address, if Changed Since Last Report)


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The Registrant hereby amends Item 7 of its Form 8-K Report for March 19, 2003 as follows:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business acquired

     Exhibit 1. The audited financial statements of EntreMetrix Corporation for the period starting July 17, 2002 (inception), and ended December 31, 2002.

     (b)  Pro forma Financial Statements information

     Exhibit 2. The unaudited pro forma combined financial statements of Kaire Holdings, Inc. and EntreMetrix for the year ended December 31, 2002 and the quarter ending March 31, 2003.


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          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:   May 23, 2003                       Kaire Holdings, Inc.


                                            By: /s/ Steven Westlund
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                                            Steven Westlund


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